UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ____)

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CHINESE INVESTORS.COM, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHINESE INVESTORS.COM, INC.

Corporate Offices: 4880 Havana Street, Suite 102, Denver, CO 80239

September 30, 2015

To our stockholders:

You are cordially invited to attend the annual stockholders meeting of ChineseInvestors.com Inc., an Indiana corporation, to be held on Monday, November 9, 2015 at 10:00 a.m., Mountain Standard Time, in the conference room on the 1st floor of the office building located at 4880 Havana Street, Suite 102, Denver, CO 80239, USA.

The Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the annual meeting. Our directors and officers will be present to respond to appropriate questions from stockholders.

Whether or not you plan to attend the meeting, please vote as soon as possible. You can vote by returning the proxy card by mail or via email to broper@chinesefn.com. This will ensure that your shares will be represented and voted at the meeting, even if you do not attend. If you attend the meeting, you may revoke your proxy and personally cast your vote. Attendance at the meeting does not of itself revoke your proxy.

By Order of the Board of Directors

/s/ Brett Roper
Secretary of the Board and COO

CHINESE INVESTORS.COM, INC.

Corporate Offices: 4880 HAVANA STREET, SUITE 102, DENVER, COLORADO 80239

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 9, 2015

NOTICE HEREBY IS GIVEN that the 2015 Annual Meeting of Stockholders of ChineseInvestors.com Inc., an Indiana corporation, to be held on Monday, November 9, 2015 at 10:00 a.m., Mountain Standard Time, in the large conference room on the 1st floor of the office building located at 4880 Havana Street, Suite 102, Denver, Colorado 80239, USA for the following purposes:

1.       The election of 3 Directors for our Board of Directors to serve until our annual meeting of stockholders to be held in 2016, 2017, and 2018; when their respective terms end, or until each such director’s successor is elected and qualified;

2.       Ratification of the selection of B F Borgers CPA, PC as our independent public accountants for the fiscal year ended May 31, 2016;

3.       By non-binding vote, approval of the compensation of the company’s named executive officers; and

4.       By non-binding vote, approval of the frequency of holding future advisory votes to approve executive compensation.

This meeting is conducted in consideration of completion of the annual period related to June 1, 2014 through May 31, 2015.

A proxy statement describing the matters to be considered at the annual meeting is attached to this notice. The Board of Directors has fixed the close of business on October 1, 2015 as the record date for determination of stockholders entitled to notice of, and to vote at the this annual meeting unless anyone attending can provide proof via a proper enforce common shares stock certificate of such determination of eligibility, dated no later than Monday, November 9, 2015 and as verified in writing by our Transfer Agent, Michael Turner at Globex Transfer, LLC, 780 Deltona Blvd., Suite 202, Deltona, FL 32725, P: 813-344-4464, Direct P: 813-344-4490, Main F: (386) 267-3124.

By Order of the Board of Directors

/s/ Brett Roper

Secretary of the Board and COO

Aurora, Colorado

September 30, 2015

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on November 9, 2015:

WHETHER OR NOT YOU PLAN TO ATTEND OUR 2015 ANNUAL MEETING OF STOCKHOLDERS, YOUR VOTE IS IMPORTANT. PLEASE FOLLOW THE INSTRUCTIONS IN THE PROXY MATERIALS TO VOTE YOUR PROXY VIA MAIL OR EMAIL AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE PROXY CARD BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND OUR 2015 ANNUAL MEETING OF STOCKHOLDERS, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

CHINESEINVESTORS.COM

Corporate Offices:

4880 Havana Street, Suite 102

Denver, CO 80239

PROXY STATEMENT – ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 9, 2015

To our stockholders:

The Board of Directors of Chineseinvestors.com, Inc., an Indiana corporation, is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of stockholders to be held on Monday, November 9, 2015 at 10:00 a.m., Mountain Standard Time, in the large conference room on the 1st floor of the office building located at 4880 Harvada Street, Suite 102 Denver, CO 80239, USA. This proxy statement, the accompanying proxy card and the notice of annual meeting are being provided to stockholders beginning on or about September 30, 2015 via our DEF14 filing (SEC Website) or via regular mail on or after October 1, 2015.

ANNUAL MEETING INFORMATION

Solicitation of Proxies

The costs of this solicitation by the Board of Directors will be borne by Chineseinvestors.com, Inc. Proxy solicitations will be made by mail. They also may be made by personal interview, telephone, facsimile transmission and telegram. Banks, brokerage house nominees and other fiduciaries are requested to forward the proxy soliciting material to the beneficial owners and to obtain authorization for the execution of proxies. ChineseInvestors.com will, upon request, reimburse those parties for their reasonable expenses in forwarding proxy materials to the beneficial owners. ChineseInvestors.com does not expect to engage an outside firm to solicit votes, but if such a firm is engaged subsequent to the date of this proxy statement, the cost is estimated to be less than $7,500.00 plus reasonable out-of-pocket expenses.

Voting Rights

Holders of shares of Chineseinvestors.com, Inc., common stock, par value $0.001 per share, at the close of business on Monday, November 2, under specific provisions as noted herein, the last allowable record date, are entitled to notice of, and to vote at, the annual meeting. On that date we estimate that we have 7,249,305 shares of common stock anticipated to be outstanding at the time of our Meeting as called. Each share of common stock outstanding on the record date is entitled to one vote on each matter presented at the annual meeting. The presence, in person or by proxy, of stockholders representing 50% or more of the issued and outstanding stock entitled to vote constitutes a quorum for the transaction of business at the annual meeting. If a quorum is present, (1) a plurality of the votes cast at the annual meeting is required for election of directors, and (2) the affirmative vote of the majority of the votes cast, in person or by proxy, at the annual meeting is required for all other matters. Cumulative voting in the election of directors is not permitted. Abstentions are considered shares present and entitled to vote, and under Indiana law an abstention is not a vote cast. Any shares held in street name for which the broker or nominee receives no instructions from the beneficial owner, and as to which such broker or nominee does not have discretionary voting authority under applicable New York Stock Exchange rules, will be considered as shares not entitled to vote and will therefore not be considered in the tabulation of the votes. Accordingly, a broker non-vote will have no effect on the matters presented to this annual meeting.

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Voting of Proxies

Shares of the common stock represented by all properly executed proxies received in time for the annual meeting will be voted in accordance with the choices specified in the proxies. Unless contrary instructions are indicated on the proxy, the shares will be voted FOR the election of the nominees named in this proxy statement as a director, and FOR the appointment of B F Borgers CPA PC as independent public accountants for the fiscal year ending May, 2015 and FOR the approval of executive compensation as presented.

The management and the Board of Directors know of no matters to be brought before the annual meeting other than as set forth herein. To date, Chineseinvestors.com, Inc. has not received any stockholder proposals. If any other matter of which the management and Board of Directors are not now aware is presented properly to the stockholders for action, it is the intention of the proxy holders to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

Revocability of Proxy

The giving of the enclosed proxy does not preclude the right to vote in person should the stockholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by delivering a written statement to the corporate secretary that the proxy is revoked, by presenting a later-dated proxy, or by attending the annual meeting and voting in person.

Annual Report

The 2015 annual report including financial statements for the year ended May 31, 2015, is available online to stockholders but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials.

This report may be found at: http://www.sec.gov/Archives/edgar/data/1459482/000101968714003597/ciix_10k-053115.htm

SECURITIES OWNERSHIP

Please see our 10-K Statement as filed with the SEC on or about September 15, 2015 for detailed information and as noted at the link shown above in the Annual Report section.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers, and holders of more than 10% of ChineseInvestors.com common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Such officers, directors and 10% stockholders are required by SEC regulation to furnish ChineseInvestors.com with copies of all Section 16(a) forms they file. Based solely on its review of such forms that it received, or written representations from reporting persons that no Form 5s were required for such persons, ChineseInvestors.com believes that, during fiscal year 2015, all Section 16(a) filing requirements were satisfied.

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ITEM 1 – ELECTION OF DIRECTORS

The members of our Board of Directors are to be elected at this year’s annual meeting. The nominees for the directors are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees for director listed below unless otherwise specified by the stockholder. In the event a nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for a nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below and against any other nominees. As of the date of this proxy statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as director. The nominees listed below already serve as directors of ChineseInvestors.com.

The election to the Board of Directors of the nominees identified in the proxy statement will require the affirmative vote of a plurality of the outstanding shares of common stock present in person or represented by proxy at the annual meeting.

The Board of Directors unanimously recommends that stockholders vote FOR the nominees identified below:

Name	Position with ChineseInvestors.com

Warren Wang	Chief Executive Officer and Chairperson of the Board
Brett Roper	COO and Secretary of the Board
James Toreson	Independent Director, Committee Chair (Audit, Comp)

Nominees and Directors

Nominees – Terms expiring as noted herein

James Toreson, Expiring 2016 (at the annual meeting)

Warren Wang, Expiring 2017 (at the annual meeting)

 Brett Roper, Expiring 2018 (at the annual meeting)

Warren Wang founded the Company in late 1999. Warren was born in 1968, in Shanghai, China. He studied finance at St. John’s University in New York. Mr. Wang has served as Chief Executive Officer, Chairman of the Board, and Director of Chineseinvestors.com, Inc. since its inception with the exception of March, 2002 through August of 2003 when James S. Toreson served as the Company’s Chief Executive Officer as a condition of the Hollingsworth LLC investment. He was previously the Vice President of Investments for Tradeway Securities Group, a Senior Financial Consultant for Waldron & Co., and a Senior Account Executive for Donald & Co. Securities. Mr. Wang has over 15 years of experience in the financial markets industry and has extensive experience in management, project development, sales, marketing, accounting, and administration. Mr. Wang is Chartered Financial Analyst (CFA) Candidate as well as a member of the Market Technicians Association (MTA).

Brett Roper has served on the Company’s Board of Directors since 2002 and has provided assistance to the Company in a number of capacities including, Secretary of the Board (current), Chief Operating Officer (current), operating planning and development, financial planning and development, corporate consulting, and various other duties as requested. He currently resides in Aurora, Colorado providing business development and general support services for ChineseInvestors.com. He has an extensive background in management and has traveled to China several times over the years providing additional support services to the Company.

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James S. Toreson joined the Board of Directors in May of 2010 and has over 30 years of experience as a key executive, leading high-tech companies through their start-up, turn around, and growth phases. He was instrumental in providing strategic planning, capital transactions, and strategic partnerships, including IPOs; secondary offerings; private placements; acquisitions; divestitures; and far-east joint ventures with major companies in Japan, Korea, Taiwan, and the People’s Republic of China. He is a “hands on” serial entrepreneur with a broad range of expertise in product development, marketing, manufacturing, quality system such as ISO 9000 and Six Sigma, flexible automation, and is the author of several patents in computer hardware technology. In the early part of his career, he made leading edge technical contributions in the fields of integrated circuits; computer design; computer peripherals, hard disk development, including, thin film heads, thin film media and computer aided manufacturing at world class companies including Xebec, Hewlett-Packard, Spectra-Physics, and Bell Telephone Laboratories. His current activities are in the design and deployment of utility-scale solar PV power plants. He is an honors graduate of the University of Michigan with a BSEE and MSEE, and was awarded a Doctorate from the University of Nevada, and has done post-graduate work in computer engineering at the University of Pennsylvania and the University of Santa Clara. He currently serves as the board’s single independent member. The Board has adopted the NASDAQ® definition of an independent director. Under those rules, Mr. Toreson would be considered independent if he is not an employee of the Company and he does not have a relationship with the Company that would interfere with his exercise of independent judgment in acting as a director of the Company. Mr. Toreson has advised Messrs. Wang and Roper that he has no such relationship that would interfere with his exercising independent judgment as a director of the Company.

Family Relationships

No family relationships exist among any of our current director nominees or executive officers.

Compensation of Directors

ChineseInvestors.com pays as base compensation to independent directors, not otherwise employed by Chineseinvestors.com, Inc. $30,000 per year (FY 2014/15) plus related expenses for each meeting attended in person. Any other compensation is noted in our 10-K filing.

Compensation Committee Interlocks

No interlocking relationship exists between the Board of Directors or officers responsible for compensation decisions and the Board of Directors or Compensation Committee of any other company, nor has any such interlocking relationship existed in the past.

Committees of the Board and Meeting Attendance

The Board of Directors currently has four committees; Executive, Audit, Nominating, and Compensation. During fiscal year ending May 31, 2014, there were three (3) meetings of the Executive Committee, three (3) meetings of the Board of Directors, four (4) meetings of the Audit Committee, (1) meeting of the Compensation Committee, and (1) meeting of the Nominating Committee. Each director participated in at least 75% of the meetings of the Board and the committees on which he served.

Notwithstanding anything to the contrary set forth in any of Chineseinvestors.com, Inc. previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following reports of the Audit Committee and the Compensation Committee and the performance graph shall not be incorporated by reference into any such filings.

Audit Committee Report

The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of any audits, reviews other professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of internal accounting controls. The Audit Committee is composed of three directors, one voting member (independent) and two other members (non-voting) as defined by the listing standards of the New York Stock Exchange.

The Audit Committee has reviewed and discussed with management and the independent accountants the Company’s audited financial statements for fiscal year 2015. In addition, the Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.”

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The Audit Committee has received from the independent accountants written disclosures and a letter concerning the independent accountants’ independence from the Company, as required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” These disclosures have been reviewed by the Committee and discussed with the independent accountants.

Based on these reviews and discussions, the Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal 2015 for filing with the Securities and Exchange Commission.

Audit Committee

James Toreson

Compensation Committee Report

The Compensation Committee of the Board of Directors, which is comprised of one (1) voting member (Toreson, independent) as well as two (2) non-voting members (Roper & Wang) and oversees the ChineseInvestors.com executive compensation program.

Chineseinvestors.com, Inc. compensation programs are designed to help attract and retain qualified and motivated individuals that will provide the leadership required to achieve our strategic goals, which includes sustaining long-term value based growth for stockholders. Our philosophy is to link management’s compensation to ChineseInvestors.com profitability and stock price. Our philosophy is also intended to encourage stock ownership by not only management, but all levels of employees. We believe a significant percentage of total executive compensation should be provided through incentive equity compensation that aligns management’s interests with those of stockholders. Our goal is to make our executives’ personal net worth heavily dependent on appreciation in the value of ChineseInvestors.com, Inc. stock over the long-term and their income dependent on ChineseInvestors.com, Inc. dividends.

ChineseInvestors.com, Inc. strives to integrate (1) competitive levels of base salary, (2) annual incentive bonus awards tied to operating performance, and (3) stock option awards to ensure management has a continuing stake in the long-term success of ChineseInvestors.com, Inc.

The Committee believes that senior management’s base salaries are reasonable as compared to other comparable companies with whom ChineseInvestors.com competes for management personnel. However, these executives have significant compensation potential if there are substantial returns generated to stockholders.

Compensation Committee

James Toreson

Management of ChineseInvestors.com (See SEC Filing, 10-K under ChineseInvestors.COM)

Executive Compensation (See SEC Filing, 10-K under ChineseInvestors.COM)

Non-Employee Director Compensation (See SEC Filing, 10-K under ChineseInvestors.COM)

Security Ownership of Certain Beneficial Owners and Management (See SEC Filing, 10-K under ChineseInvestors.COM)

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ITEM 2 – RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors, upon recommendation of its Audit Committee, has selected the accounting firm of B F Borgers CPA PC to audit our financial statements for, and otherwise act as the independent certified public accountants with respect to, the year ending May 31, 2016. The Board of Director’s selection of B F Borgers CPA PC for the current fiscal year is being presented to stockholders for ratification at the annual meeting. To our knowledge, neither Mr. Borgers nor any of its partners has any direct financial interest or any material indirect financial interest in ChineseInvestors.com, Inc. or has had any connection since the inception of chineseInvestors.com in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO SELECT B F BORGERS CPA PC AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANS. FEES FOR THESE SERVICES ARE ALSO FOUND IN OUR 10-K FILINGS.

ITEM 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that we provide our stockholders a non-binding, advisory vote to approve the compensation of our named executive officers. This vote is sometimes referred to as a “say-on-pay vote.” Although this advisory vote is nonbinding, the Compensation Committee of our Board will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

In our Annual Report on Form 10-K, our executive compensation program is comprised principally of salary, equity and performance-based cash compensation, designed to: (i) attract, motivate and retain key executives who are critical to our success, (ii) align the interests of our executives with stockholder value and our financial performance and (iii) achieve a balanced package that would attract and retain highly qualified senior officers and appropriately reflect each such officer’s individual performance and contributions. In addition, the Company regularly reviews its compensation program and the overall compensation package paid to each of its senior executives to assess risk and to confirm that the structure is still aligned with the Company's long-term strategic goals.

Before you vote on the resolution below, please read the entire “Executive Compensation” section, including the tables, together with the related narrative disclosure and footnotes, as well as the disclosures located in our Annual Report on Form 10-K. Note, as a “smaller reporting company,” we are obligated to provide compensation disclosures pursuant to Item 402 (m) through (q) of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Regulation S-K”). Even though, as a smaller reporting company, we are exempt from compensation discussion and analysis by the executive compensation requirements of Item 402(b) of Regulation S-K, we continue to elect to provide information regarding our objectives and practices regarding executive compensation in order to give our stockholders transparency into our compensation philosophy and practices.

For the reasons provided, the Board is asking stockholders to cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, that stockholders approve the compensation paid to our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 (m) through (q) of Regulation S-K (which includes the compensation tables and related narrative discussion).”

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

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ITEM 4 – ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are providing our stockholders with the opportunity to vote, on a non-binding, advisory basis, for their preference on the frequency of future advisory votes to approve the compensation of our named executive officers as reflected in Item 3 above. Stockholders may indicate whether they prefer that we conduct future advisory votes to approve the compensation of our named executive officers every one, two or three years. Shareholders also may abstain from casting a vote on this proposal.

The Board has determined that holding an advisory vote on the compensation of our named executive officers every year is the most appropriate policy at this time, and recommends that future advisory votes to approve the compensation of our named executive officers occur once every year. We believe that holding this advisory vote annually will provide us with timely and appropriate feedback on compensation decisions for our named executive officers.

Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years, or abstain. Although this advisory vote on the frequency of future advisory votes on the compensation of our named executive officers is non-binding, the Board and the Compensation Committee will carefully review the voting results when determining the frequency of future advisory votes on the compensation of our named executive officers.

The Board is asking stockholders to cast a non-binding, advisory vote for the ONE-YEAR option on the following resolution:

“RESOLVED, that the stockholders of the Company recommend, in a non-binding vote, whether an advisory vote to approve the compensation of our named executive officers should occur every one, two or three years.”

The Board believes that say-on-pay votes should be conducted every year so that stockholders may annually express their views on our executive compensation program. This vote, like the say-on-pay vote itself, is non-binding.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE “ONE-YEAR” OPTION AS TO THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

OTHER BUSINESS

The Board of Directors is aware of no other matters which may be presented for stockholder action at the meeting and as noted below. However, if other matters do properly come before the meeting, it is intended that the persons named in the proxies will vote upon them in accordance with their best judgments.

Other Business (Shareholder Proposals) as may come before the Board of Directors for proper consideration noting such must be submitted in writing via email to broper@chinesefn.com or to our Corporate Offices mailing address as noted herein, such coming to the attention of the Board no later than November 2, 2015.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Brett Roper
Secretary of the Board of Directors and COO

September 30, 2015

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FORM OF PROXY

Chineseinvestors.com, Inc.

4880 Havana St., Suite 102

Denver, CO 80015

PROXY – Annual Meeting of Shareholders – Monday, November 9, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Brett Roper as proxy, with the power to appoint his substitute, and hereby authorizes Brett Roper to represent and to vote, as designated below, all the shares of common stock of ChineseInvestors.com, Inc. (the “Company”) held of record by the undersigned on October 1, 2015 at the Annual Meeting of Shareholders to be held on Monday November 9, 2015 at 10:00 AM at our office board room located at 4880 Havana St., Suite 102, Denver, CO 80239) or at any adjournment thereof.

1.       ELECTION OF DIRECTORS. The election of three Directors to serve for staggered terms of one year as to Mr. Wang, two years as to Mr. Roper and three years as to Mr. Toreson, each until his successor is duly elected and qualified.

INSTRUCTIONS: Place a check or an X on the appropriate line to vote for, against or to abstain a nominee listed below.

WARREN WANG	FOR ___	AGAINST ___	ABSTAIN ___

BRETT ROPER	FOR ___	AGAINST ___	ABSTAIN ___

JAMES TORESON	FOR ___	AGAINST ___	ABSTAIN ___

Write In Candidate: _____________________________________________________________________________

(Must include full name, address, and contact phone number to be valid and must be able perform the duties as required, as well as be willing to serve)

Please indicate the number of shares you believe you hold here: ________________________

2.       Such other business as may properly come before the Annual Meeting of Shareholders, or at any and all adjournments hereof.

Selection of B F Borgers CPA PC as our Audit Firm for FY 2016.	FOR ___	AGAINST ___	ABSTAIN ___

By non-binding vote, approval of the compensation of the company’s named executive officers.	FOR ___	AGAINST ___	ABSTAIN ___

By non-binding vote, approval of the frequency of holding future advisory votes to approve executive compensation.	1 YEAR ___	2 YEAR ___	3 YEAR ___ ABSTAIN___

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO VOTE IS INDICATED HEREIN, THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES LISTED FOR ELECTION AS DIRECTORS AND IN ACCORDANCE WITH THE PROXIES’ BEST JUDGMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

Please sign, exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date:	_____/_____/_____	Signature:	Printed Last Name:

Signature if held Jointly:			Printed Last Name:

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY TO MR. ROPER’S ATTENTION AT THE ADDRESS/FAX/EMAIL ADDRESS AS NOTED ABOVE.

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